Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Life360, Inc. (the “Company”), on Form 10-Q for the quarter ended June 30, 2026 (the “Report”), I, Lauren Antonoff, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 10, 2026	/s/	Lauren Antonoff

Lauren Antonoff

Chief Executive Officer and Director